UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 2, 2019 (October 1, 2019)

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2019, EQT Corporation (the “Company”) entered into a letter agreement with certain former executive officers, each of whom was a party to an existing Executive Alternative Work Arrangement Employment Agreement (“EAWA”) with the Company, including (i) Robert J. McNally, the Company’s former President and Chief Executive Officer; (ii) David L. Porges, the Company’s former Interim President and Chief Executive Officer; (iii) David E. Schlosser, Jr., the Company’s former Senior Vice President and President, Exploration & Production; and (iv) Jimmi Sue Smith, the Company’s former Senior Vice President and Chief Financial Officer (each of whom is a former executive identified as a named executive officer in the Company’s most recent annual meeting proxy statement).

The letter agreement terminates the services provided by the former executive under the EAWA, effective as of October 1, 2019. Additionally, pursuant to the letter agreement, each former executive agreed to terminate any remaining rights the former executive had to expense reimbursements and other benefits pursuant to the EAWA, in exchange for a lump sum cash payment, the amount of which represents a discount to the present value of contractual future expense reimbursements to which the former executive would otherwise have been entitled under the terms of the EAWA. The lump sum cash payments to the four former executives identified above total, in the aggregate, $659,632.

A copy of the letter agreement entered into by the Company with each of Messrs. McNally, Porges and Schlosser and with Ms. Smith is attached hereto as Exhibit 10.1, 10.2, 10.3 and 10.4, respectively, and is incorporated herein by reference. The foregoing description of the letter agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the letter agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Letter Agreement, effective October 1, 2019, by and between EQT Corporation and Robert J. McNally

10.2	Letter Agreement, effective October 1, 2019, by and between EQT Corporation and David L. Porges

10.3	Letter Agreement, effective October 1, 2019, by and between EQT Corporation and David E. Schlosser, Jr.

10.4	Letter Agreement, effective October 1, 2019, by and between EQT Corporation and Jimmi Sue Smith

104	Cover Page formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: October 2, 2019	By:	/s/ William E. Jordan
	Name:	William E. Jordan
	Title:	Executive Vice President and General Counsel